UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2003

NETWORKS ASSOCIATES, INC.
(Exact Name of Registrant as specified in charter)

Commission File Number 0-20558

Delaware	77-0316593
(State or other jurisdiction of incorporation)	I.R.S. Employer Identification Number

3965 Freedom Circle
Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 346-3832

Item 5.	Other Events.

      On March 26, 2003, Network Associates announced that it would restate its fiscal 2000, 1999 and 1998 financial results to reflect revenue on sales to distributors on a sell-through basis. The company also announced the postponement of the filing of its 2002 Form 10-K.

      Attached as Exhibit 99.1 is a press release containing the foregoing announcements.

Item 7.	Exhibits.

	99.1	Press release dated March 26, 2003.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORKS ASSOCIATES, INC.

Dated: March 26, 2003	By:	/s/ Kent H. Roberts

Kent H. Roberts
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibits.

99.1	Press release dated March 26, 2003.